UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
  (Address of principal executive offices) (Zip code)

Paul R. Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI  53202

 (Name and address of agent for service)

(414) 765-5346
Registrant's telephone number, including area code

Date of fiscal year end: December 30

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017

U.S. Global Jets ETF
Ticker: JETS

U.S. Global GO GOLD and
Precious Metal Miners ETF

Ticker: GOAU

U.S. Global ETFs

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited)

U.S. Global Jets ETF (JETS)

For the 12-month period ended December 31, 2017, the U.S. Global Jets ETF (JETS a “Fund”) gained 18.40 percent in net asset value (“NAV”), underperforming the index which underlies the Fund, the U.S. Global Jets Index (JETSX an “Index”), which returned 20.32 percent, and underperformed its benchmark, the S&P 500, which rose 21.83 percent. No material changes took place to the index methodology during the year.

In its annual review, the Centre for Aviation (CAPA) writes that “2017 has arguably been the sweetest spot for combined airline profitability and traffic growth ever experienced.” The industry research firm cites synchronized global growth and middle class expansion as key drivers of profitability, noting that steadily rising interest rates and fuel costs—Brent crude oil prices ended the year at levels not seen since May 2015—were offset by higher demand.

The first quarter of the year began strongly, with global air passenger demand zooming up nearly 10 percent in January compared to the same month the previous year, according to the International Air Transport Association (IATA). Demand, as measured by revenue passenger kilometers (RPKs), advanced 9.6 percent, marking the strongest start to a year in more than five years. Growth was led by the Asia Pacific region, which saw a huge 14.3 percent surge from travel associated with Lunar New Year, the most important time in the Chinese calendar.

Overall passenger satisfaction with North American airlines and airports soared to record levels, a new report found. The Airline Quality Rating (AQR), in its 27th year to be issued, reached an all-time high in April 2017. Conducted jointly by Embry-Riddle Aeronautical University and Wichita State University, the AQR found that the domestic airline industry improved overall in year-over-year performance quality in 2016, with improvements made in all four categories, including on-time arrivals, mishandled baggage, involuntary denied boardings and consumer complaints.

Consumers were also satisfied with airports, according to September’s J.D. Power 2017 North America Airport Satisfaction Study. On a 1,000-point scale, satisfaction came in at 749, up 18 points from 2016. The two biggest contributing factors were improved baggage checking and food, beverage and retail. The U.S. Department of Transportation reported that the on-time arrival rate in November 2017 for domestic carriers was 88.3 percent, the second-highest rate ever. The mishandled baggage rate, meanwhile, fell to 1.83 reports per 1,000 passengers in November, an improvement over the previous month and November 2016’s rate.

Not all carriers were exemplary models of customer service, however. The big headline story in 2017 was United Airlines’ forced removal of a passenger from Flight 3411, a universally panned move that wiped out nearly $1 billion in United’s market value by April 18. Regardless, the carrier reported carrying 81 million

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

passengers in the first nine months of 2017, up 7.5 percent from the same nine-month period in 2016. Net income declined 17 percent over the same period, however, from $1.87 billion in 2016 to $1.55 billion in 2017.

In response to the April incident, United officially ended its policy of allowing employees to take the seats of already-boarded passengers of oversold flights, and it announced that it was raising the maximum incentive for passengers to skip such a flight to $10,000.

The U.S. economy grew 3 percent in the September quarter, following a 3.1 percent gain in the second quarter. With the economy improving and consumer confidence at multiyear highs, airline executives expressed optimism in continued flight demand growth and profitability. According to an October business confidence survey, conducted by the IATA, 80 percent of airline chief financial officers (CFOs) said profits improved in the third quarter compared to the same three-month period in 2016. An overwhelming 87 percent were confident such profitability would persist or improve over the next 12 months. Eighty-six percent of CFOs reported increased passenger demand year-over-year in the third quarter, while 71 percent expected traffic volumes to rise a year from now.

In the first nine months of 2017, the nine largest publicly-traded U.S. carriers collectively posted a pre-tax profit of $14.7 billion, down 20 percent from $18.4 billion during the same period last year. The loss was primarily due to rising expenses, including labor, up 8.1 percent, and fuel, up 17 percent.

Hurricanes Harvey and Irma in late August and early September were especially disruptive, leading to flight cancellations and higher fuel costs. Because Houston is its second-largest hub, United Continental was the worst hit by the storms.

Although profits were down from 2016, revenues continued to climb thanks to ancillary fees such as a la carte features, commission-based products, advertising and more.

Global airlines’ ancillary revenue, or non-ticket fees, is projected to exceed $80 billion for the first time in 2017, according to IdeaWorks, a worldwide consultancy firm on airline finance. If accurate, this amount will represent more than 10.5 percent of total global airline revenue. IdeaWorks estimates the final figure to come in around $82.2 billion, up 22 percent from last year and up an incredible 264 percent from 2010.

An analysis of ancillary revenue’s exponential growth leads IdeaWorks to conclude that such ancillary fees could even eventually help cover airlines’ total fuel costs. Using the IATA’s calculation that the industry spent $129 billion on fuel in 2017, the consultancy group writes that it’s “reasonable to suggest ancillary revenue will someday exceed the airline industry’s annual fuel bill.”

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

Airports are likewise seeking to increase their revenue. According to Airlines for America (A4A), airports are lobbying Congress to raise the Passenger Facility Charge (PFC), a tax each passenger pays for passing through an airport. (Customers currently pay an average $63 in taxes on a typical $300 ticket.) This comes despite airports collecting a record $28.8 billion in fees and taxes in 2016, up 7 percent from 2015. U.S. airlines are urging Congress not to increase the PFC.

Boeing has a lot to celebrate—and so do its investors. Not only was the jet manufacturer the best performing stock in the Dow Jones Industrial Average in 2017, rising more than 89 percent, but it produced a record number of aircraft in a single year. The Chicago-based company reported building and delivering 763 jets during the year, up 2 percent from its previous record of 762 in 2015. It also reported 912 net new orders in 2017, valued at $134.8 billion, pushing its total backlog up to 5,864 commercial airlines, a new high.

These developments have helped Boeing generate record free cash flow, from an average of $1.83 billion in 2010 to an estimated $10.5 billion in 2017. This allowed the company to raise its quarterly dividend 20 percent in December and authorize a sweeping $18 billion stock buyback program.

U.S. Global GO GOLD and Precious Metal Miners ETF (GOAU)

For the period from June 27, 2017 to December 31, 2017, the U.S. Global GO GOLD and Precious Metal Miners ETF (GOAU a “Fund”) rose 6.89 percent at NAV, slightly trailing its  underlying index, the U.S. GO GOLD and Precious Metal Miners Index (GOAUX an “Index”), which returned 7.84 percent, and underperforming its benchmark, the S&P 500, which returned 11.64 percent.

Despite the prospect of further interest rate hikes, gold started 2017 strong, rising 8.43 percent in the first quarter, its best performance in a year.

The weakness of the dollar was a positive driver of gold, helping the metal close the year up 13.09 percent. Nevertheless, traders were still reluctant to bet against gold even with impending tax cuts and rate hikes, thought to be negative for the yellow metal. Gold counter-intuitively rallied the last five times the Fed raised interest rates, leading some to believe gold had no reason not to rally again. Ray Dalio, manager of the world’s largest hedge fund at Bridgewater Associates, recommended that investors place 5 to 10 percent of their assets in gold. Dalio stated that given current geopolitical risks and the loss of faith in the effectiveness of our political processes, it would make sense to have a portion of a portfolio in gold as a hedge.

China’s purchase of bullion bars in the first half of the year rose 51 percent. June imports of gold in India more than doubled compared to the same month last year, as consumers rushed to act before the country’s new tax law went into effect. Demand rose to 72 metric tons in June, up from 31.8 tons a year earlier. Sberbank,

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

Russia’s largest bank, looked to finance the direct import of gold to India, according to Aleksei Kechko, managing director of the company’s Indian subsidiary. India is the world’s second largest importer of gold, and a direct trade between India and Russia would be beneficial to both countries. Russian officials signaled their desire to conduct transactions with BRICS nations (Brazil, Russia, India, China and South Africa) using gold.

Amid unease over a congressional hearing on possible links between Russia and Donald Trump’s presidential campaign, holdings in the world’s largest gold-backed ETF climbed to their highest-ever level in 2017 on the back of safe haven demand. In the two weeks through the end of May, hedge funds and other large speculators boosted their bullish bets on the precious metal 37 percent, the most since 2007, according to government data.

Perhaps the biggest gold miner story of the second quarter of 2017 was the reorganization of the index methodology for the VanEck Vectors Junior Gold Miners ETF (GDXJ). The ETF’s holdings in many of the junior names were approaching 20 percent of the outstanding shares, so its index group chose to downsize weightings in existing holdings about 50 percent and reinvest the proceeds in more larger mid-tiered gold producers. This triggered a wave of price weakness throughout the junior gold stocks universe. As much as $3 billion dollars of the $5.5 billion fund was projected to be sold in the June rebalancing, which depressed values for the junior miners for much of the year.

North Korea fired a ballistic missile over Japan in August, sending gold to its highest level for the year. Gold bullion finished the third quarter up 3.11 percent after giving up about half of its quarterly gains as we entered September. This was led by 12 weeks of bullish outlook surveys of traders on bullion, but they turned somewhat pessimistic as President Trump began actively pushing his tax overhaul plan. This in turn led to somewhat of a pick-up in the value of the U.S. dollar as it hit 11-month lows. The gold price responded negatively to Fed officials’ announcement that the central bank would begin unwinding its $4.5 trillion balance sheet as soon as October and also signaled additional rate hikes in 2018 following a December hike.

2017 was the second year in a row that policy changes in India strained gold sales. Consumption was estimated at between 650 and 750 metric tons, compared to the annual average of around 850 tons in the previous half decade. The Indian government’s push to boost financial transparency cut consumption this year as it enacted a new consumer tax system. Gold prices in India were at their widest discount to international prices in 11 months.

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

This report is to be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of an ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Funds. Brokerage commissions will reduce returns. Because the Funds concentrate their investments in specific industries, the Funds may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. The Funds are non-diversified, meaning they may concentrate more of their assets in a smaller number of issuers than diversified funds. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Funds may invest in the securities of smaller-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The performance of the Funds may diverge from that of their respective Indices. Because the Funds may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Funds may experience tracking error to a greater extent than funds that seek to replicate an index. The Funds are not actively managed and may be affected by a general decline in market segments related to the Index. Airline Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel and may also be significantly affected by changes in fuel prices, labor relations and insurance costs. Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

The Funds are distributed by Quasar Distributors, LLC. U.S. Global Investors Inc. is the investment adviser to JETS and GOAU.

Past performance does not guarantee future results.

References to other funds should not be interpreted as an offer of these securities.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

The U.S. Global Jets Index seeks to provide access to the global airline industry. The Index uses various fundamental screens to determine the most efficient airline companies in the world, and also provides diversification through exposure to global aircraft manufacturers and airport companies. The Index consists of common stocks listed on well-developed exchanges across the globe. It is not possible to invest directly in an index.

The U.S. Global GO GOLD and Precious Metal Miners Index uses a robust, dynamic, rules-based smart-factor model to select precious minerals companies that earn over 50% of their aggregate revenue from precious minerals through active (mining or production) or passive (royalties or streams) means. The Index uses fundamental screens to identify companies with favorable valuation, probability, quality and operating efficiency. The Index consists of 28 common stocks or related ADRs.

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

Cash flow is the total amount of money being transferred into and out of a business, especially as affecting liquidity.

U.S. Global Investors is not affiliated with Ray Dalio or Bridgewater Associates.

U.S. Global ETFs

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

The Airline Quality Rating (AQR) is the most comprehensive study of performance and quality of the largest airlines in the United States. The rating is a multifactor examination of the airlines based on mishandled baggage, consumer complaints, on-time performance and involuntary denied boardings.

The J.D. Power North America Airport Satisfaction Study measures passengers’ satisfaction with their airport experience among mega-, large-, and medium-size airports in the United States. The study provides actionable insights that can support industry stakeholders in improving their performance and passengers’ overall airport experience.

All opinions expressed and data provided are subject to change without notice. Opinions are not guaranteed and should not be considered investment advice.

The section labelled Schedules of Investments contains a more complete list of the Funds’ holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

U.S. Global Jets ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

		Since
Average Returns		Inception
Period Ending December 31, 2017	1 Year	(4/28/2015)
U.S. Global Jets ETF—NAV	18.40%	11.38%
U.S. Global Jets ETF—Market	18.64%	11.32%
U.S. Global Jets Index	20.32%	13.52%
S&P 500 Index	21.83%	11.50%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 28, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

U.S. Global GO GOLD and Precious Metal Miners ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

Since
Total Returns	Inception
Period Ending December 31, 2017	(6/27/2017)
U.S. Global GO GOLD and Precious Metal Miners ETF—NAV	6.89%
U.S. Global GO GOLD and Precious Metal Miners ETF—Market	8.56%
U.S. Global GO GOLD and Precious Metal Miners Index	7.84%
S&P 500 Index	11.64%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 27, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

U.S. Global Jets ETF

PORTFOLIO ALLOCATION
As of December 31, 2017 (Unaudited)

Percentage of
Sector	Net Assets
Airlines	85.2%
Aerospace & Defense	7.0
Miscellaneous Manufacturing	3.0
Engineering & Construction	2.0
Short-Term Investments	1.9
Software	1.0
Transportation	1.0
Liabilities in Excess of Other Assets	(1.1)
Total	100.0%

U.S. Global GO GOLD and Precious Metal Miners ETF

PORTFOLIO ALLOCATION
As of December 31, 2017 (Unaudited)

Percentage of
Sector	Net Assets
Mining	99.3%
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. (See Note 7).

U.S. Global Jets ETF

SCHEDULE OF INVESTMENTS
December 31, 2017

Shares	Security Description	Value

	COMMON STOCKS – 98.2%

	Australia – 1.0%
266,077	Qantas Airways, Ltd.	$1,046,338

	Canada – 2.0%
51,039	Air Canada (a)	1,050,827
137,225	Chorus Aviation, Inc.	1,053,478
		2,104,305
	France – 2.0%
64,004	Air France KLM SA (a)	1,042,876
670	Dassault Aviation SA	1,043,378
		2,086,254
	Germany – 1.0%
28,105	Deutsche Lufthansa	1,035,930

	Hong Kong – 1.0%
353,545	TravelSky Technology, Ltd.	1,061,153

	Ireland – 1.0%
10,088	Ryanair Holdings plc – ADR (a)	1,051,069

	Israel – 0.6%
1,414,207	El Al Israel Airlines, Ltd.	588,093

	Japan – 1.0%
26,659	Japan Airlines Company, Ltd.	1,042,937

	Mexico – 1.0%
25,547	Grupo Aeroportuario del
	Centro Norte SAB de CV – ADR	1,059,690

	Panama – 1.0%
7,680	Copa Holdings	1,029,581

	Switzerland – 1.0%
21,719	Wizz Air Holdings plc (a)	1,079,117

	Turkey – 3.0%
108,683	Celebi Hava Servisi AS	1,060,308
116,736	Pegasus Hava Tasimaciligi AS	1,040,938
179,032	TAV Havalimanlari Holding AS	1,060,825
		3,162,071

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

SCHEDULE OF INVESTMENTS
December 31, 2017 (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	United Kingdom – 3.1%
114,172	Dart Group plc	$1,048,984
53,838	easyJet plc	1,064,170
119,629	International Consolidated Airlines Group SA	1,051,474
		3,164,628
	United States – 79.5%
56,075	Alaska Air Group, Inc.	4,122,073
26,404	Allegiant Travel Company	4,086,019
238,761	American Airlines Group, Inc.	12,422,735
10,581	Boeing Company	3,120,443
222,934	Delta Air Lines, Inc.	12,484,303
15,429	General Dynamics Corporation	3,139,030
76,944	Hawaiian Holdings, Inc.	3,066,218
185,350	JetBlue Airways Corporation (a)	4,140,719
77,877	SkyWest, Inc.	4,135,269
189,677	Southwest Airlines Company	12,414,360
92,696	Spirit Airlines, Inc. (a)	4,157,416
54,902	Textron, Inc.	3,106,904
186,399	United Continental Holdings, Inc. (a)	12,563,292
		82,958,781
	TOTAL COMMON STOCKS (Cost $91,619,141)	102,469,947

	PREFERRED STOCKS – 1.0%

	Brazil – 1.0%
120,951	Gol Linhas Aereas Inteligentes SA – ADR (a)	1,059,531
	TOTAL PREFERRED STOCKS (Cost $1,019,999)	1,059,531

	SHORT-TERM INVESTMENTS – 1.9%
2,009,385	Fidelity Investments Money Market
	Government Portfolio – Class I, 1.15%*	2,009,385
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,009,385)	2,009,385
	TOTAL INVESTMENTS – 101.1% (Cost $94,648,525)	105,538,863
	Liabilities in Excess of Other Assets – (1.1)%	(1,206,893)
	NET ASSETS – 100.0%	$104,331,970

(a)	Non-income producing security
ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

SCHEDULE OF INVESTMENTS
December 31, 2017

Shares	Security Description	Value

	COMMON STOCKS – 99.3%

	Australia – 11.9%
105,265	Evolution Mining, Ltd.	$217,653
45,850	Northern Star Resources, Ltd.	218,224
244,398	Resolute Mining, Ltd.	217,388
159,692	Saracen Mineral Holdings, Ltd. (a)	210,574
72,625	St Barbara, Ltd.	216,463
156,577	Westgold Resources, Ltd. (a)	216,240
		1,296,542
	Canada – 60.5%
187,181	Alacer Gold Corporation (a)	332,071
84,855	Centerra Gold, Inc.	434,737
187,181	China Gold International
	Resources Corporation, Ltd. (a)	349,941
183,853	Dundee Precious Metals, Inc. (a)	438,789
83,886	Fortuna Silver Mines, Inc. (a)	437,885
13,851	Franco-Nevada Corporation	1,107,386
56,428	IAMGOLD Corporation (a)	328,975
107,169	Premier Gold Mines, Ltd. (a)	306,928
306,424	Roxgold, Inc. (a)	341,284
113,958	SEMAFO, Inc.	323,652
119,214	Silvercorp Metals, Inc.	311,076
37,835	SSR Mining, Inc. (a)	332,570
93,167	Tahoe Resources, Inc. (a)	446,270
49,446	Wheaton Precious Metals Corporation	1,094,240
		6,585,804
	Hong Kong – 2.1%
213,915	Hengxing Gold Holding Company, Ltd.	228,075

	South Africa – 8.2%
20,243	African Rainbow Minerals, Ltd.	219,634
76,199	Gold Fields, Ltd. – ADR	327,656
182,695	Harmony Gold Mining Company, Ltd. – ADR	341,640
		888,930

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

SCHEDULE OF INVESTMENTS
December 31, 2017 (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	United Kingdom – 4.1%
104,034	Centamin plc	$222,350
96,258	Highland Gold Mining, Ltd.	222,561
		444,911
	United States – 12.5%
8,734	Newmont Mining Corporation	327,700
12,622	Royal Gold, Inc.	1,036,518
		1,364,218
	TOTAL COMMON STOCKS (Cost $10,487,462)	10,808,480

	SHORT-TERM INVESTMENTS – 0.8%
84,854	Fidelity Investments Money Market
	Government Portfolio – Class I, 1.15%*	84,854
	TOTAL SHORT-TERM INVESTMENTS (Cost $84,854)	84,854
	TOTAL INVESTMENTS – 100.1% (Cost $10,572,316)	10,893,334
	Liabilities in Excess of Other Assets – (0.1)%	(7,316)
	NET ASSETS – 100.0%	$10,886,019

(a)	Non-income producing security
ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

STATEMENTS OF ASSETS & LIABILITIES
December 31, 2017

		U.S. Global
		GO GOLD
		and Precious
	U.S. Global	Metal
	Jets ETF	Miners ETF
ASSETS
Investments in securities, at value*	$105,538,863	$10,893,334
Foreign currency, at value*	—	5,216
Receivable for securities sold	6,184,234	2,625,774
Dividends and interest receivable	37,641	1,936
Total assets	111,760,738	13,526,260

LIABILITIES
Payable for investments purchased	5,733,985	2,620,121
Distribution payable	1,637,457	14,801
Management fees payable	57,326	5,319
Total liabilities	7,428,768	2,640,241
NET ASSETS	$104,331,970	$10,886,019

Net assets consist of:
Paid-in capital	$94,407,168	$10,674,635
Undistributed (accumulated) net
investment income (loss)	1,250	275
Accumulated net realized gain (loss)
on investments	(961,138)	(109,911)
Net unrealized appreciation (depreciation) of:
Investments	10,890,338	321,018
Foreign currency and translation of other
assets and liabilities in foreign currency	(5,648)	2
Net assets	$104,331,970	$10,886,019

Net asset value:
Net assets	$104,331,970	$10,886,019
Shares outstanding^	3,200,000	850,000
Net asset value, offering and
redemption price per share	$32.60	$12.81
* Identified Cost:
Investments in securities	$94,648,525	$10,572,316
Foreign currency	$—	$5,216

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

STATEMENTS OF OPERATIONS
For the Periods Ended December 31, 2017

		U.S. Global
		GO GOLD
		and Precious
	U.S. Global	Metal
	Jets ETF	Miners ETF*
INCOME
Dividends^	$1,058,731	$35,111
Interest	1,872	316
Total investment income	1,060,603	35,427

EXPENSES
Management fees	564,218	20,546
Total Expenses	564,218	20,546
Net investment income (loss)	496,385	14,881

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	8,584,689	(109,911)
Foreign currency	(42,702)	195
Change in unrealized appreciation (depreciation) on:
Investments	4,120,563	321,018
Foreign currency	(5,622)	2
Net realized and unrealized
gain (loss) on investments	12,656,928	211,304
Net increase (decrease) in net assets
resulting from operations	$13,153,313	$226,185

^	Net of foreign taxes withheld of $46,928 and $2,956 respectively.
*	Fund commenced operations on June 27, 2017. The information presented is for the period from June 27, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS
Net investment income (loss)	$496,385	$369,688
Net realized gain (loss) on investments	8,541,987	(500,884)
Change in unrealized appreciation
(depreciation) on investments
and foreign currency	4,114,941	4,777,992
Net increase (decrease) in net assets
resulting from operations	13,153,313	4,646,796

DISTRIBUTIONS TO SHAREHOLDERS
From net investments income	(452,433)	(361,184)
From capital gains	(1,185,024)	—
Total distributions to shareholders	(1,637,457)	(361,184)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	58,846,360	22,547,805
Payments for shares redeemed	(31,751,445)	(13,308,620)
Net increase (decrease) in net
assets derived from capital
share transactions (a)	27,094,915	9,239,185
Net increase (decrease) in net assets	$38,610,771	$13,524,797

NET ASSETS
Beginning of year	$65,721,199	$52,196,402
End of year	$104,331,970	$65,721,199
Undistributed (accumulated) net
investment income (loss)	$1,250	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
	Shares	Shares
Subscriptions	1,900,000	850,000
Redemptions	(1,050,000)	(600,000)
Net increase (decrease)	850,000	250,000

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31, 2017*
OPERATIONS
Net investment income (loss)	$14,881
Net realized gain (loss) on investments	(109,716)
Change in unrealized appreciation (depreciation)
on investments and foreign currency	321,020
Net increase (decrease) in net
assets resulting from operations	226,185

DISTRIBUTIONS TO SHAREHOLDERS
From net investments income	(14,801)
Total distributions to shareholders	(14,801)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	10,674,635
Payments for shares redeemed	—
Net increase (decrease) in net assets derived
from net share in outstanding shares (a)	10,674,635
Net increase (decrease) in net assets	$10,886,019

NET ASSETS
Beginning of period	$—
End of period	$10,886,019
Undistributed (accumulated)
net investment income (loss)	$275

(a)	Summary of capital share transactions is as follows:

Period Ended
December 31, 2017*
Shares
Subscriptions	850,000
Redemptions	—
Net increase (decrease)	850,000

*	Fund commenced operations on June 27, 2017. The information presented is the period from June 27, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2017	2016	2015(1)
Net asset value,
beginning of year/period	$27.97	$24.86	$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(2)	0.16	0.18	0.06
Net realized and unrealized
gain (loss) on investments
and foreign currency(6)	4.98	3.09	(0.16)
Total from investment operations	5.14	3.27	(0.10)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from:
Net investment income	(0.14)	(0.16)	(0.04)
Capital gains	(0.37)	—	—
Total distributions	(0.51)	(0.16)	(0.04)
Net asset value,
end of year/period	$32.60	$27.97	$24.86

Total return	18.40%	13.15%	(0.39	)%(3)

SUPPLEMENTAL DATA
Net assets at end of
year/period (000’s)	$104,332	$65,721	$52,196

RATIOS TO AVERAGE NET ASSETS
Expenses to average net assets	0.60%	0.60%	0.60	%(4)
Net investment income (loss)
to average net assets	0.53%	0.75%	0.37	%(4)

Portfolio turnover rate(5)	36%	44%	34	%(3)

(1)	Commencement of operations on April 28, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Period Ended
	December 31,
	2017(1)
Net asset value, beginning of period	$12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(2)	0.03
Net realized and unrealized gain (loss)
on investments and foreign currency(6)	0.80
Total from investment operations	0.83

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from:
Net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$12.81

Total return	6.89	%(3)

SUPPLEMENTAL DATA
Net assets at end of period (000’s)	$10,886

RATIOS TO AVERAGE NET ASSETS
Expenses to average net assets	0.60	%(4)
Net investment income (loss) to average net assets	0.43	%(4)

Portfolio turnover rate(5)	70	%(3)

(1)	Commencement of operations on June 27, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017

NOTE 1 – ORGANIZATION

U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF (individually each a “Fund” or collectively the “Funds”) are non-diversified series of ETF Series Solutions (“ESS”) or “(the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the U.S. Global Jets ETF is to track the performance, before fees and expenses, of the U.S. Global Jets Index. The objective of the U.S. Global GO GOLD and Precious Metal Miners ETF is to track the performance, before fees and expenses, of the U.S. Global GO GOLD and Precious Metal Miners Index.  U.S. Global Jets ETF commenced operations on April 28, 2015, and U.S. Global GO GOLD and Precious Metal Miners ETF commenced operations on June 27, 2017.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance for the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on The Nasdaq Stock Market LLC (“Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

valued at their net asset value (“NAV”) per share. Short-Term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the net asset value of their shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their Investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

U.S. Global Jets ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$102,469,947	$—	$—	$102,469,947
Preferred Stock	1,059,531	—	—	1,059,531
Short-Term Investments	2,009,385	—	—	2,009,385
Total Investments
in Securities	$105,538,863	$—	$—	$105,538,863

^ See Schedule of Investments for breakout of investments by country.

U.S. Global GO GOLD and Precious Metal Miners ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,808,480	$—	$—	$10,808,480
Short-Term Investments	84,854	—	—	84,854
Total Investments
in Securities	$10,893,334	$—	$—	$10,893,334

^ See Schedule of Investments for breakout of investments by country.

Transfers between levels are recognized at the end of the reporting period. During the periods ended December 31, 2017, the Funds did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Funds’ policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the most recently completed fiscal period end, the Funds did not occur any interest or penalties.

C.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholdings taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities by the Funds normally are declared and paid by the Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to foreign currency transactions and redemptions in-kind.

For the periods ended December 31, 2017, the following table shows the reclassifications made:

	Undistributed Net	Accumulated
	Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
U.S. Global Jets ETF	$(42,702)	$(6,990,585)	$7,033,287
U.S. Global GO GOLD and
Precious Metal Miners ETF	$195	$(195)	$—

During the periods ended December 31, 2017, the U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal miners ETF realized $7,033,287 and $0 respectively, in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

J.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to December 31, 2017, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc.  (the “Adviser”), serves as the investment adviser to the Funds.  Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, each Fund pays the Adviser 0.60% at an annual rate based on each Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent and accountants. USBFS also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, serves as the Funds’ Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

NOTE 4 – PURCHASE AND SALES OF SECURITIES

During the periods ended December 31, 2017, purchases and sales of securities by the Funds, excluding short-term securities and in-kind redemptions were as follows:

	Purchases	Sales
U.S. Global Jets ETF	$33,461,543	$34,892,777
U.S. Global GO GOLD and
Precious Metal Miners ETF	4,946,997	4,899,202

During the periods ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

During the periods ended December 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
U.S. Global Jets ETF	$58,691,580	$31,641,478
U.S. Global GO GOLD and
Precious Metal Miners ETF	10,549,578	—

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at December 31, 2017 were as follows:

		U.S. Global
		GO GOLD
	U.S. Global	and Precious
	Jets ETF	Metal Miners ETF
Tax cost of investments	$95,350,223	$10,585,459
Gross tax unrealized appreciation	14,016,369	606,726
Gross tax unrealized depreciation	(3,827,729)	(298,851)
Total unrealized appreciation/(depreciation)	$10,188,640	$307,875
Undistributed ordinary income	74,031	275
Undistributed long term capital gains	—	—
Total distributable earnings	74,031	275
Other accumulated gain/(loss)	(337,869)	(96,766)
Total accumulated gain/(loss)	$9,924,802	$211,384

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales.

At December 31, 2017, U.S. Global Jets ETF deferred, on a tax-basis, post-October capital losses of $332,221 and no late-year ordinary losses.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

As of December 31, 2017, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
U.S. Global Jets ETF	$—	$—	N/A
U.S. Global GO GOLD and
Precious Metal Miners ETF	96,768	—	Indefinite

The tax character of distributions paid by the Funds during the fiscal periods ended December 31, 2017 were as follows:

	Ordinary	Capital
	Income	Gains
U.S. Global Jets ETF	$1,538,952	$98,505
U.S. Global GO GOLD and
Precious Metal Miners ETF	14,801	—

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2016 were as follows:

	Ordinary	Capital
	Income	Gains
U.S. Global Jets ETF	$361,184	—
U.S. Global GO GOLD and
Precious Metal Miners ETF	N/A	N/A

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2017 (Continued)

The Funds ea currently offer one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $300, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction fees received during the period. There were no variable fees received during the year. The Funds may issue an unlimited number of shares of beneficial interest, with no par value.  Shares of the Funds have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Airline Companies Risk. The U.S. Global Jets ETF invests in Airline companies. Airline companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Airline companies may also be significantly affected by changes in fuel prices which may be very volatile. Airline companies may also be significantly affected by changes in labor relations and insurance costs.

Gold and Precious Metals Risk. U.S. Global GO GOLD and Precious Metal Miners ETF will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the metals and mining industry. Competitive pressures may have a significant effect on the financial condition of companies in such industry. Also, such companies are highly dependent on the price of certain precious metals. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. The prices of precious metals rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals. The U.S. Global GO GOLD and Precious Metal Miners Index measures the performance of equity securities of Precious Metals Companies and does not measure the performance of direct investment in precious metals. Consequently, the Fund’s share price may not move in the same direction and to the same extent as the spot prices of precious metals.

Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Funds more than the market as a whole, to the extent that the Funds’ investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

U.S. Global ETFs

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF (the “Funds”), each a series of ETF Series Solutions, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for U.S. Global Jets ETF, and the related statements of operations and changes in net assets and the financial highlights for the period June 27, 2017 (commencement of operations) through December 31, 2017 for U.S. Global GO GOLD and Precious Metal Miners ETF, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 15, 2018

U.S. Global ETFs

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

				Number of	Other
		Term of		Portfolios	Directorships
		Office and		in Fund	Held by
Name	Position	Length of		Complex	Trustee
and Year	Held with	Time	Principal Occupation(s)	Overseen	During Past
of Birth	the Trust	Served	During Past 5 Years	by Trustee	5 Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief	28	Independent
Born: 1946	Indepen-	term;	Financial Officer,		Trustee,
	dent	since	Robert W. Baird & Co.		Managed
	Trustee	2012	Incorporated (wealth		Portfolio
	and		management firm)		Series (35
	Audit		(2000–2011).		portfolios);
	Committee				Director,
	Chairman				Anchor
Bancorp
Wisconsin,
Inc.
(2011–2013).

David A. Massart	Trustee	Indefinite	Co-Founder, President,	28	Independent
Born: 1967		term;	and Chief Investment		Trustee,
		since	Strategist, Next Generation		Managed
		2012	Wealth Management, Inc.		Portfolio
			(since 2005).		Series (35
portfolios).

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President,	28	None
Born: 1967	and	term;	USBFS (since 2013);
	Chairman	Trustee	Managing Director of
		since	Index Services, Zacks
		2014;	Investment Management
		Chairman	(2011–2013).
since
2013

U.S. Global ETFs

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time
of Birth	the Trust	Served	Principal Occupation(s) During Past 5 Years

Principal Officers of the Trust

Paul R. Fearday, CPA	President	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1979	and	term;	(since 2008); Manager, PricewaterhouseCoopers LLP
	Assistant	President	(accounting firm) (2002–2008).
	Treasurer	and
Assistant
Treasurer
since 2014
(other roles
since 2013)

Michael D. Barolsky, Esq.	Vice	Indefinite	Vice President, USBFS (since 2012); Associate,
Born: 1981	President	term;	Thompson Hine LLP (law firm) (2008–2012).
	and	since 2014
	Secretary	(other roles
since 2013)

James R. Butz	Chief	Indefinite	Senior Vice President, USBFS (since 2015); Vice
Born: 1982	Compliance	term;	President, USBFS (2014–2015); Assistant Vice
	Officer	since 2015	President, USBFS (2011–2014).

Kristen M. Weitzel, CPA	Treasurer	Indefinite	Vice President, USBFS (since 2015); Assistant Vice
Born: 1977		term;	President, USBFS (2011–2015); Manager,
		since 2014	PricewaterhouseCoopers LLP (accounting firm)
		(other roles	(2005–2011).
since 2013)

Stacie L. Lamb, Esq.	Assistant	Indefinite	Assistant Vice President, USBFS (since 2013);
Born: 1982	Secretary	term;	Compliance Representative, Quasar Distributors, LLC
		since 2015	(2011–2013).

Brett M. Wickmann	Assistant	Indefinite	Vice President, USBFS (since 2017); Assistant Vice
Born: 1982	Treasurer	term;	President, USBFS (2012–2017); USBFS (2005–2012).
since 2017

Elizabeth A. Winske	Assistant	Indefinite	Assistant Vice President, USBFS (since 2008).
Born: 1983	Treasurer	term;
since 2017

The Statement of Additional Information includes additional information about the Trustees as is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.usglobaletfs.com.

U.S. Global ETFs

EXPENSE EXAMPLES
For the Six-Months Ended December 31, 2017 (Unaudited)

As a shareholder of U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF (the “Funds”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period“ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

U.S. Global ETFs

EXPENSE EXAMPLES
For the Six-Months Ended December 31, 2017 (Unaudited) (Continued)

U.S. Global Jets ETF

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	July 1, 2017	December 31, 2017	During the Period(1)
Actual	$1,000.00	$1,051.70	$3.10
Hypothetical (5% annual	$1,000.00	$1,022.18	$3.06
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month period expense ratio, 0.60%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 184 days, and divided by the number of days in the most recent twelve-month period, 365 days.

U.S. Global GO GOLD and Precious Metal Miners ETF

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	July 1, 2017	December 31, 2017	During the Period(2)
Actual	$1,000.00	$1,079.60	$3.15
Hypothetical (5% annual	$1,000.00	$1,022.18	$3.06
return before expenses)

(2)
 The dollar amounts shown as expenses paid during the period are equal to the annualized six-month period expense ratio, 0.60%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 184 days, and divided by the number of days in the most recent twelve-month period, 365 days.

U.S. Global ETFs

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on October 26, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the continuation of the Advisory Agreement between U.S. Global Investors, Inc. (the “Adviser”) and the Trust (the “Advisory Agreement”) (i) on behalf of the U.S. Global Jets ETF (“JETS”) for an additional one-year period and (ii) on behalf of the U.S. Global GO GOLD and Precious Metal Miners ETF (“GOAU” and each of JETS and GOAU, a “Fund”) for the duration of the Agreement’s initial two-year period.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) historical performance of each Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fee for each Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to each Fund.

Prior to the Meeting, representatives from the Adviser, along with other service providers of each Fund, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided.  The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to Jets and Gold. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to each Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff.

U.S. Global ETFs

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to each Fund, such as monitoring adherence to each Fund’s investment restrictions, monitoring compliance with various policies and procedures and with applicable securities regulations, and providing an index to each Fund.

Historical Performance.  The Board noted that it had received information regarding each Fund’s performance as of September 30, 2017. The Board considered that, because the investment objective of each Fund is to track the performance of an index, the relevant consideration is the extent to which each Fund achieved its investment objective as a passively-managed fund.

JETS: The Board noted that for the one-year and since inception periods, JETS’ performance before fees and expenses was slightly lower than the performance of its underlying index. The Board noted that such underperformance was attributable to the difficulties inherent in tracking an index that includes non-U.S. securities that trade at different times than U.S. markets.

GOAU: The Board noted that GOAU had commenced operations on June 27, 2017, and its performance before fees and expenses since inception was in line with that of its underlying index, although the period of time was too short to be a relevant consideration in approving the Advisory Agreement with respect to the Fund.

Cost of Services Provided and Economies of Scale.  The Board then reviewed the expense ratio for each Fund and compared each Fund’s expense ratio to an appropriate universe of its peers.

JETS: The Board reviewed the expense ratio for JETS and compared it to the universe of U.S. Miscellaneous Sector exchange-traded funds (“ETFs”) as reported by Morningstar (“Category Peer Group”). The Board noted that the expense ratio for JETS was slightly below the median for the Category Peer Group.

GOAU: The Board then reviewed the expense ratio for GOAU and compared it to the universe of U.S. Precious Metals Equity ETFs as reported by Morningstar (“Category Peer Group”). The Board noted that the expense ratio for GOAU was only slightly above the median for the Category Peer Group. The Board further noted that the peer group contained a number of low-cost funds that are part of large fund families frequently engaged in price wars. The Board noted that the costs of such “peer” funds may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family.

The Board took into consideration that the advisory fee for each Fund was a “unified fee,” meaning that each Fund paid no expenses other than the advisory fee

U.S. Global ETFs

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited) (Continued)

and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with each Fund, taking into account analyses of the Adviser’s profitability with respect to each Fund. The Board noted that it intends to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion.  No single factor was determinative of the Board’s decision to approve the renewal and continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders.

U.S. Global ETFs

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2017, certain dividends paid by the Funds may be subject to the maximum rate of 20%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

U.S. Global Jets ETF	69.14%
U.S. Global GO GOLD and Precious Metal Miners ETF	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year ended December 31, 2017 was as follows:

U.S. Global Jets ETF	44.05%
U.S. Global GO GOLD and Precious Metal Miners ETF	15.43%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

US Global Jets ETF	70.60%
US Global GO GOLD and Precious Metal Miners ETF	0.00%

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on its website at www.usglobaletfs.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.usglobaletfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

U.S. Global ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) their daily NAV is available, without charge, on the Funds’ website at www.usglobaletfs.com.

 (This Page Intentionally Left Blank.)

Adviser
U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

U.S. Global Jets ETF
Symbol – JETS
CUSIP – 26922A842

U.S. Global GO GOLD and Precious Metal Miners ETF
Symbol – GOAU
CUSIP – 26922A719

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

U.S. Global Jets ETF
	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$14,000	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

U.S. Global GO GOLD and Precious Metal Miners ETF
	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$15,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

U.S. Global Jets ETF
	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

U.S. Global GO GOLD and Precious Metal Miners ETF
	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

U.S. Global Jets ETF
Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

U.S. Global GO GOLD and Precious Metal Miners ETF
Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: David A. Massart, and Leonard M. Rush.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Furnished herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title)*    /s/Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date    February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date    February 21, 2018

By (Signature and Title)*    /s/Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date    February 21, 2018